UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21652
                                                     -------------------------

                     Fiduciary/Claymore MLP Opportunity Fund
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: November 30
                                               ------------

                     Date of reporting period: May 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, is as follows:

  SEMIANNUAL
      REPORT
May 31, 2008
 (Unaudited)

                            Fiduciary/Claymore     |   FMO
                          MLP Opportunity Fund


Graphic:Pipelinr

Logo: FAMCO
Logo: Claymore(R)
             www.fiduciaryclaymore.com
      ... your pipeline to the LATEST,
 most up-to-date INFORMATION about the
Fiduciary/Claymore MLP Opportunity Fund

Graphic:Pipeline

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.FIDUCIARYCLAYMORE.COM, you will find:

o Daily, weekly and monthly data on share prices, distributions, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder|

Dear Shareholder:

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"). This report covers the Fund's performance for the semi-annual period ended May 31, 2008.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund's managed assets in master limited partnership ("MLP") entities, which can provide shareholders with attractive tax-deferred income.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2008, FAMCO managed or supervised approximately $17.8 billion in assets.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ending May 31, 2008, the Fund provided a total return based on market price of 3.53% and a return of -2.07% based on NAV. As of May 31, 2008, the Fund's last closing market price of $22.70 represented a premium of 3.65% to the Fund's NAV of $21.90. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

On January 2, 2008, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 1.41% to $0.36 per share, effective with the January 2008 distribution. The Board of Trustees subsequently authorized two additional dividend increases during this fiscal period: a 1.39% increase to $0.365 effective with the April 2008 distribution, and a 1.37% increase to $0.37 per share effective with the July 2008 distribution. This July-declared quarterly dividend level of $0.37 represents an annualized distribution rate of 6.52%, based on the Fund's closing market price of $22.70 on May 31, 2008.

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of the Fund's semi-annual report. When shares trade at a discount to NAV, the Plan takes advantage

                                            SemiAnnual Report | May 31, 2008 | 3
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FMO | Fiduciary/Claymore MLP Opportunity Fund | Dear Shareholder continued

of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the Plan reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on FAMCO's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.fiduciaryclaymore.com.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Fiduciary/Claymore MLP Opportunity Fund



4 | SemiAnnual Report | May 31, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund

QUESTIONS & ANSWERS|

The Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC. ("FAMCO"). In the following interview, Portfolio Manager James J. Cunnane, Jr., CFA, discusses the Fund's performance for the semi-annual period ended May 31, 2008.

--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND INVESTMENT STRATEGY?

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, a significant portion of the Fund's income will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.

Under normal market conditions, we invest at least 80% of the Fund's managed assets in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. We may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio in order to generate current income and gains. Up to 40% of the Fund's managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies.


--------------------------------------------------------------------------------
HOW WOULD YOU DESCRIBE THE MASTER LIMITED PARTNERSHIP MARKET OVER THE LAST SIX MONTHS?

In recent months, MLPs have been in a generally sideways trading pattern but with considerable volatility. This followed a rather dramatic sell-off in the MLP market in the summer of 2007, when there was a significant change in the financial landscape, with much wider credit spreads and a marked decline in investors' risk tolerance.

A significant pull-back in late March 2008 was associated with the continued de-levering of the market that included MLPs. After that disruption, MLPs moved back into the same trading range we have seen over the last six to nine months. Using the Alerian MLP Index (the "Index") as a benchmark for the industry, total return for the six-month period ended May 31, 2008, was 1.25%.(1)

In the spring of 2008, our analysis indicated that the market for MLPs was as cheap on a fundamental valuation basis as it had been at any time in the last five years. Of necessity, that comparison of valuation over time included only those MLPs that have operated for several years, excluding some of the newer ones with less proven business plans. What we have seen in the last few months is not a break-down in the fundamentals of MLPs, but rather broader market issues impacting investors in MLPs. Throughout the capital markets, there has been an aversion to risk in any form and a pronounced de-levering across asset classes. Some of the larger investors in MLPs, faced with the need to raise cash, sold their MLP investments. This over-supply of MLP equities created a significant downward pressure on MLP pricing. Fundamentals of MLPs, however, remain sound. Most of the seasoned, well managed MLPs have continued to increase earnings, and distributions have been increasing at an annual rate of about 10%.

There were three major drivers of performance among specific MLPs over this period. First, prices of most commodities, especially those that relate to energy, have been rising steadily. So, almost any business with a direct interest in commodities, including many MLPs, has performed well.

Second, the market's risk aversion has led to a significant flight to quality. This means that those MLPs perceived as being of higher

---------------------
1 The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology. An Index is unmanaged and it is not possible to invest directly in an index.

                                            SemiAnnual Report | May 31, 2008 | 5

FMO |  Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

quality and lower risk performed better than others. In general, this means that the largest MLPs performed best. As we analyze the MLP market, we divide the Alerian MLP Index into quintiles on various measures including market capitalization. Over the six months ended May 2008, the average market price of the quintile with the largest market capitalization, $11 billion or more, was up approximately 8.7%. None of the other quintiles produced positive returns on a market price basis.

The third big driver of MLP market performance was a major imbalance between supply and demand, as widening credit spreads and investors' decreased risk tolerance created a liquidity crisis. Those MLPs that were in need of new capital and those that had major investors who needed to raise cash by selling assets generally performed poorly.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited - whether based on NAV or market price - assume the reinvestment of all distributions. For the six-month period ended May 31, 2008, the Fund provided a total return based on market price of 3.53% and a return of -2.07% based on NAV, trailing the Alerian MLP Index by a little over 300 basis points. It should be noted that the broader MLP market return does not reflect the impact of expenses or income taxes. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. The last closing price of the Fund's shares as of May 31, 2008, was $22.70, representing a 3.65% premium to the NAV of $21.90. On November 30, 2007, the Fund's market price closed at $22.66, which represented a discount of 1.95% to the NAV of $23.11. At its inception in December 2004, the Fund's NAV was $19.10.

When comparing market value and NAV performance, it is important to consider the special tax structure of the Fund. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning the Fund recognizes a deferred tax liability that accrues as the value of its portfolio appreciates. This ensures the Fund's NAV reflects the after-tax value of the unrealized gains in the Fund's portfolio. With that said, the Fund retains those additional assets to manage until it sells the underlying securities, subsequently realizes any gains and finally pays taxes on the sold securities.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS.

On January 2, 2008, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 1.41% to $0.36 per share, effective with the January 2008 distribution. The Board of Trustees subsequently authorized two additional dividend increases during this fiscal period: a 1.39% increase to $0.365 effective with the April 2008 distribution, and a 1.37% increase to $0.37 per share effective with the July 2008 distribution.

These dividend increases were made possible by a modification to the Fund's distribution policy announced in December 2006 that better allows the Fund to pass through positive performance of the portfolio to Fund shareholders. We believe the revised policy better aligns it with the Fund's investment objective. The revised policy is consistent with our belief that distributions from a taxable closed-end fund such as this one should reflect the expected long-term after-tax total return potential of the portfolio. Some of the investments under consideration have lower current yields than other possible investments, but we believe they have better prospects for total long-term return. The revised policy enables the Fund to generate distributions from both net investment income and capital appreciation of portfolio securities. This flexibility aligns well with our investment philosophy of managing the portfolio with total return in mind. The new policy gives us the flexibility to purchase for the Fund the securities we consider best overall, even if the net investment income they generate does not fully fund a distribution in a given quarter.


--------------------------------------------------------------------------------
HOW IS THE FUND POSITIONED IN TERMS OF SECTORS?

Within the MLP category, the two largest sectors by far are midstream gas and midstream oil, which together represent approximately 85% of the Index. As in prior periods, we kept the Fund invested across the MLP market but maintained most of its exposure in these two large sectors. As of May 31, 2008, midstream gas represented 42.3% of long-term investments, and midstream oil represented 37.2%, so together these two large sectors represented 79.5% of long-term investments, somewhat less than the Index.


6 | SemiAnnual Report | May 31, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE FUND'S PERFORMANCE?

The Fund's performance benefited from a significant position in commodity-focused MLPs, particularly coal. We have gradually begun to reduce some of these positions, taking advantage of recent strong performance. The Fund's coal MLPs that performed well include Alliance Holdings GP, L.P. (3.7% of long-term investments) and Alliance Resource Partners, L.P. (0.7% of long-term investments).

A significant detriment to performance was the Fund's positioning in terms of market capitalization. We have positioned the Fund with slightly smaller market capitalization than the Index and most competing funds. As mentioned above, the largest MLPs performed best over this period, as they are perceived by investors as being less risky.

Another detractor from performance was the Fund's emphasis on MLPs that are oriented toward growth. If you examine distribution growth among the five quintiles of the Index in terms of market capitalization, the smallest MLPs had the greatest growth in distributions and the largest had the least. Similarly, the MLPs with the lowest yields, which generally correlate to highest growth, were the weakest within the Index. Despite strong fundamental performance, in line with our expectations, the equity securities for these MLPs underperformed.

To summarize, over this period, the Fund's emphasis on smaller capitalization and higher growth MLPs detracted from performance. We regard this as a temporary situation that relates to the market's risk aversion, and we believe this positioning will benefit the Fund's shareholders over the long term.

The largest MLPs in the portfolio in terms of total market capitalization, Kinder Morgan Energy Partners, L.P. (4.3% of long-term investments) and Kinder Morgan Management, LLC (4.1% of long-term investments), made significant contributions to absolute performance; these two related MLPs are largely the same entity but packaged somewhat differently. However, the Fund is underweight in these large MLPs relative to the Index, and that detracted from relative performance. These large MLP entities have tended to perform well when investors become uncomfortable with risk and there is a flight to quality, as in this six-month period.

A growth-oriented holding that performed quite well in terms of operations is DCP Midstream Partners, LP (3.1% of long-term investments), a midstream gas company. DCP is a good example of the kind of investment we are seeking for the
Fund: we believe it is a solid entity with a sound low-risk business model. However, it performed poorly on a market price basis due to market conditions unrelated to its business.


--------------------------------------------------------------------------------
HOW DID THE FUND'S LEVERAGE AFFECT PERFORMANCE DURING THIS PERIOD?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

During the six months ended May 31, 2008, the Fund's leverage represented between 29.4% and 32.7% of managed assets, defined as net assets plus leverage. At the end of the period, leverage was approximately 30% of managed assets. Since leverage adds to performance only when the cost of leverage is less than the return generated by investments, the use of leverage detracted from performance during this period. However, a positive factor for performance relative to competing funds was that the Fund's leverage as a percentage of managed assets was somewhat lower than most of the funds that we consider to be the Fund's peer group. Also, we were fortunate to have our leverage in the commercial paper conduit market, rather than through the issuance of Auction Market Preferred Shares ("AMPS"), a form of leverage used by many closed-end funds. The broad auction-rate preferred securities market has experienced considerable disruption in the past few months, including many failed auctions and increased cost of leverage in some cases. Because of the nature of instruments used for leverage, the Fund's cost of leverage was therefore significantly less than many other funds. Furthermore, we were able to execute swaps against approximately two-thirds of our leverage at very attractive levels, locking in a low cost of leverage for several years. Over the long term, we believe that leverage will contribute to the Fund's performance, as it has in past periods.

                                            SemiAnnual Report | May 31, 2008 | 7

FMO |  Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------

WHAT IS YOUR CURRENT OUTLOOK FOR THE MLP MARKET?

We believe that the recent weakness in market prices of MLPs has very little to do with fundamentals. In fact, the MLP market looks robust now, with solid infrastructure spending and sound fundamentals. At current prices, we believe that many MLPs are priced well below their intrinsic value, and we are taking advantage of opportunities to make some investments at attractive prices. As we seek new investments, we remain focused on smaller, faster growing MLPs that have healthy balance sheets, high-quality assets and strong management teams.

We believe that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features. We believe that the correlation to other asset classes will remain low over the next few years as the credit markets settle into more normalized patterns and the acquisition market re-accelerates.

8 | SemiAnnual Report | May 31, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

RISKS OF INVESTING IN MLP UNITS. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

TAX RISKS OF INVESTING IN EQUITY SECURITIES OF MLPS. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

EQUITY SECURITIES RISK. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

CONCENTRATION RISK. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

CASH FLOW RISK. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

SMALL CAPITALIZATION RISK. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

LOWER GRADE SECURITIES RISK. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss.

FOREIGN SECURITIES. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

NON-DIVERSIFIED STATUS. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to:
Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Restricted Securities Risks, Cash Flow Risk, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Financial Leverage, Management Risk, and Current Developments. Please see www.fiduciaryclaymore.com for a more detailed discussion about Fund risks and considerations.



                                            SemiAnnual Report | May 31, 2008 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund SUMMARY | As of May 31, 2008 (unaudited)

FUND STATISTICS
-------------------------------------------------------
Share Price                                     $22.70
Common Share Net Asset Value                    $21.90
Premium/(Discount) to NAV                         3.65%
Net Assets ($000)                             $398,228
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 12/28/04)          MARKET                NAV
-------------------------------------------------------
Six Months                     3.53%             -2.07%
One Year                      -3.30%            -11.39%
Three Year (annualized)       12.27%              9.82%
Since Inception (annualized)  10.04%             10.11%
-------------------------------------------------------

                                         % OF LONG-TERM
SECTOR BREAKDOWN                            INVESTMENTS
-------------------------------------------------------
Midstream Gas Infrastructure                      42.3%
Midstream Oil Infrastructure                      37.2%
Oil and Gas Production                             7.8%
Coal                                               7.3%
Propane                                            4.7%
Consumer Discretionary                             0.5%
Marine Transportation                              0.2%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Energy Transfer Partners                          11.1%
Copano Energy                                     10.6%
Plains All American Pipeline                       9.0%
Kinder Morgan                                      8.4%
Magellan Midstream Partners                        7.9%
Enbridge Energy                                    5.4%
Crosstex Energy                                    4.9%
Inergy                                             4.7%
Alliance                                           4.4%
Holly Energy Partners                              3.2%
-------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.fiduciaryclaymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

SHARE PRICE & NAV PERFORMANCE

12/30/04    20.06            19.07
            20.01            19.07
            20.18            19.07
            20.24            19.27
            20.5             19.42
            19.92            19.6
            19.97            19.75
            19.99            19.86
            20.16            19.72
            20.19            19.84
            19.97            19.81
            19.91            19.9
            19.97            20.02
            19.96            19.85
            20.07            19.88
            19.7             19.43
            19.8             19.61
            20.15            19.64
            19.45            19.08
            19.55            19.6
            19.9             19.52
            19.93            19.63
            19.86            19.62
            19.84            19.53
            19.02            19.59
            19.28            19.7
            19.3             19.74
            19.75            19.97
            19.77            20.05
            19.85            20.3
            19.92            20.28
            19.77            20.38
            19.92            20.68
            19.91            20.56
            19.96            20.79
            20.51            21.15
            20.52            21.25
            21.27            21.64
            20.92            21.09
            20.1             20.46
            20.1             20.92
            20.71            21.01
            20.77            21.14
            20.56            21.13
            20.41            21.05
            20.14            20.98
            20.23            21.3
            20.45            21.31
            20.15            20.72
            19.3             19.78
            18.35            20.03
            18.62            20.2
            19.03            20.55
            19.6             20.48
            18.98            20.15
            18.8             19.93
            18.35            19.91
            17.99            19.78
            17.81            19.76
            17.79            19.89
            17.75            19.9
            17.65            19.58
            17.25            19.55
            17.29            19.63
            18.72            20.01
            18.65            19.81
            18.69            20.09
            18.59            20.15
            19.09            20.33
            19.18            20.29
            18.75            20.06
            19.15            20.13
            19               20.23
            18.8             20.15
            18.77            20.16
            18.58            19.99
            18.88            20.39
            18.6             20.31
            18.41            20.42
            18.6             20.46
            18.94            20.36
            18.49            19.91
            18.39            20.16
            18.33            20.39
            18.38            20.41
            18.44            20.71
            18.53            20.72
            18.21            20.31
            18.15            20.13
            18.31            20.66
            18.5             20.71
            18.31            20.46
            18               20.22
            18.25            20.34
            18.22            20.42
            18.17            20.48
            18.48            20.53
            18.24            20.16
            18.3             20.28
            18.53            20.52
            18.9             20.69
            19.3             21.02
            19.02            20.87
            19.28            20.94
            19.51            21.08
            19.41            21.19
            19.27            20.95
            19.48            20.86
            19.25            20.72
            19.05            20.91
            19.4             20.96
            19.47            20.98
            19.33            20.78
            19.53            21.3
            19.75            21.6
            19.81            21.66
            20.02            21.64
            20.31            22.04
            20.08            22.21
            22.09            22.39
            21.87            22.49
            22.91            22.63
            22.76            22.73
            22.12            22.52
            22.79            22.7
            22.7             22.65
            22.41            22.5
            21.95            22.15
            21.97            22.37
            21.69            22.84
            23.05            23.31
            23.45            23.39
            22.58            23.67
            23.3             23.7
            23.81            23.87
            23.46            23.89
            23.3             24.04
            23.4             24.05
            23.62            24.38
            24.53            24.81
            23.9             24.98
            24.33            24.95
            24.91            25.31
            24.5             25.08
            24.83            25.5
            24.79            26.16
            24.92            26.07
            25.31            25.96
            25.4             26.53
            24.75            26.18
            24.19            25.74
            25               26.27
            24.5             25.91
            24.75            25.99
            24.86            26.29
            24.73            26.32
            24.36            26.48
            24.9             26.77
            25.41            26.77
            24.78            26.95
            23.48            26.2
            23.46            25.9
            22               24.87
            22.41            23.83
            20.35            23
            22.43            24.13
            22.4             23.87
            23.06            24.03
            23.5             24.14
            22.51            23.51
            22.64            23.93
            22.7             23.08
            22.86            23.12
            22.1             22.84
            23.25            23.56
            22.8             23.6
            22.43            23.6
            23.84            24.04
            23.74            23.95
            23.6             23.3
            22.9             22.92
            20.85            22.43
            22.68            22.75
            22.66            23.11
            22.44            22.58
            21.3             22.44
            20.59            22.14
            20.18            23.17
            20.88            23.11
            22.37            23.17
            22.42            22.86
            22.11            21.99
            20.26            21.6
            21.99            22.1
            21.59            22.03
            21.17            21.97
            21.36            21.77
            22.19            22.19
            22.09            21.99
            21.8             21.57
            20.73            20.8
            20.6             19.83
            20.9             20.54
            20.96            20.57
            22.04            21.04
            21.89            21.13
            22.2             21.33
            21.23            21.18
            21.34            21.36
            21.57            21.6
            22.1             21.54
            22.21            21.96
            22.42            21.9
            22.27            21.88
            22.52            21.73
5/30/08     22.7             21.9

Share Price          NAV


DISTRIBUTIONS TO SHAREHOLDERS

Apr 05         0.3125
Jul 05         0.3125
Oct 05         0.3125
Jan 06         0.3125
Apr 06         0.3125
Jul 06         0.3125
Oct 06         0.3125
Jan 07         0.3275
Apr 07         0.3325
Jul 07         0.35
Oct 07         0.355
Jan 08         0.36
Apr 08         0.365

10 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of INVESTMENTS | MAY 31, 2008 (UNAUDITED)

NUMBER
OF SHARES                                                  VALUE
------------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES - 160.4%
           COAL - 11.7%
  848,700  Alliance Holdings GP, L.P.                  $23,636,295
  101,790  Alliance Resource Partners, L.P.              4,657,910
1,145,621  Clearwater Natural Resources, L.P.
           (Acquired 08/01/05 and 10/02/06,
           Cost $22,912,423) (a) (b) (c)                11,456,210
      123  Clearwater GP Holding Co.
           (Acquired 02/29/08, Cost $187,828)
           (a) (b) (c)                                     154,000
  170,600  Natural Resource Partners, L.P.               6,713,110
------------------------------------------------------------------
                                                        46,617,525
------------------------------------------------------------------
           CONSUMER DISCRETIONARY - 0.8%
  183,105  StoneMor Partners, L.P.                      3,259,269
------------------------------------------------------------------
           MARINE TRANSPORTATION - 0.4%
   36,000  Teekay LNG Partners, L.P.
           (Marshall Islands)                            1,053,000
   15,603  Teekay Offshore Partners, L.P.
           (Marshall Islands)                              358,869
------------------------------------------------------------------
                                                         1,411,869
------------------------------------------------------------------
           MIDSTREAM GAS INFRASTRUCTURE - 67.8%
   98,900  Atlas Pipeline Partners, L.P.                 4,066,768
1,692,804  Copano Energy, L.L.C.                        62,379,827
  190,000  Copano Energy, L.L.C., Unregistered Series
           D Units (Acquired 03/14/08, Cost
           $4,987,500) (a) (b) (c)                       5,669,794
  656,637  Crosstex Energy, L.P.                        20,152,190
  387,534  Crosstex Energy, L.P., Senior Subordinated
           Series D Units (Acquired 03/23/07,
            Cost $10,050,005) (a) (b) (c)               10,877,746
  635,480  DCP Midstream Partners, L.P.                 19,750,718
  515,300  El Paso Pipeline Partners L.P.               11,805,523
1,460,580  Energy Transfer Partners, L.P.               70,619,043
  544,280  Enterprise Products Partners L.P.            16,475,356
  255,700  Hiland Partners, L.P.                        12,782,443
  226,194  Markwest Energy Partners, L.P.                8,156,556
  206,918  Targa Resources Partners L.P.                 5,489,535
  200,000  Western Gas Partners L.P. (c)                 3,350,000
  426,400  Williams Partners, L.P.                      15,218,216
  175,000  Williams Pipeline Partners, L.P.              3,220,000
------------------------------------------------------------------
                                                       270,013,715
------------------------------------------------------------------


NUMBER
OF SHARES                                                  VALUE
------------------------------------------------------------------
           MIDSTREAM OIL INFRASTRUCTURE - 59.7%
  683,245  Enbridge Energy Partners, L.P.             $ 34,367,223
  463,730  Genesis Energy, L.P.                          9,780,066
  250,000  Global Partners, L.P.                         4,717,500
  457,600  Holly Energy Partners, L.P. (d)              20,752,160
  467,450  Kinder Morgan Energy Partners, L.P.          27,191,566
  476,903  Kinder Morgan Management, L.L.C. (e)         26,301,200
1,306,086  Magellan Midstream Partners, L.P.            50,597,772
  266,600  NuStar GP Holdings, L.L.C.                    6,627,676
1,176,651  Plains All American Pipeline, L.P.           57,491,168
------------------------------------------------------------------
                                                       237,826,331
------------------------------------------------------------------
           OIL AND GAS PRODUCTION - 12.4%
  571,150  Abraxas Petroleum Corp. (c)                   2,541,617
  525,211  Abraxas Energy Partners, L.P. (Acquired
           05/25/07, Cost $8,066,191) (a) (b)            8,750,015
  778,888  BreitBurn Energy Partners L.P.
           (Acquired 11/01/07, Cost $20,640,532)
           (a) (b)                                      16,606,054
  302,595  EV Energy Partner, L.P.                       9,456,094
  498,465  Linn Energy L.L.C.                           11,300,202
   30,000  Pioneer Southwest Energy Partners L.P. (c)      581,400
------------------------------------------------------------------
                                                        49,235,382
------------------------------------------------------------------
           PROPANE - 7.6%
  522,900  Inergy Holdings, L.P.                        20,785,275
  338,900  Inergy, L.P.                                  9,526,479
------------------------------------------------------------------
                                                        30,311,754
------------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS AND
           MLP AFFILIATES (Cost $439,712,110)          638,675,845
------------------------------------------------------------------
           INCENTIVE DISTRIBUTION RIGHTS - 0.0%
       43  Clearwater Natural Resources, L.P.
           (Acquired 08/01/05, Cost $0) (a) (b) (c)              -
------------------------------------------------------------------
           WARRANTS - 0.1%
  114,230  Abraxas Petroleum Corp. (Acquired 5/25/07,
           Cost $0) (a) (b) (c)                            295,033
------------------------------------------------------------------


See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                  VALUE
------------------------------------------------------------------

           SHORT TERM INVESTMENTS - 4.3%
           MONEY MARKET FUND - 4.3%
17,329,055 Dreyfus Treasury & Agency Cash Management
           - Investor Shares (Cost $17,329,055)        $17,329,055
------------------------------------------------------------------
           TOTAL INVESTMENTS - 164.8%
           (Cost $457,041,165)                         656,299,933
           Borrowings Outstanding - (43.9% of Net
           Assets or 26.7% of Total Investments)      (175,000,000)
           Liabilities in Excess of Other Assets -
           (20.9%)                                     (83,071,976)
------------------------------------------------------------------
           Net Assets - 100.0%                        $398,227,957
------------------------------------------------------------------


L.L.C. Limited Liability Company

L.P.   Limited Partnership

MLP    Master Limited Partnership

(a) Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, restricted securities aggregate market value amounted to $53,808,852 or 13.5% of net assets.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $53,808,852 which represents 13.5% of net assets.

(c)  Non-income producing security.

(d)  Affiliated company. See Note 5 in the Notes to Financial Statements.

(e)  While non-income producing, security makes regular in-kind distributions.

See notes to financial statements.

12 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of ASSETS AND LIABILITIES | MAY 31, 2008 (UNAUDITED)

ASSETS
   Unaffiliated investments in securities, at value (cost $442,380,370)                           $635,547,773
   Affiliated investments in securities, at value (cost $14,660,795)                                20,752,160
--------------------------------------------------------------------------------------------------------------
      Total investments in securities, at value (cost $457,041,165)                                656,299,933
   Cash                                                                                                804,782
   Receivable for investments sold                                                                   2,664,587
   Net unrealized appreciation on interest rate swaps                                                2,078,516
   Interest receivable                                                                                   7,614
   Other assets                                                                                        284,699
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 662,140,131
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Borrowings                                                                                      175,000,000
   Net deferred tax liability                                                                       85,889,775
   Current tax liability                                                                               781,236
   Payable for investments purchased                                                                   855,938
   Interest due on borrowings                                                                          640,162
   Advisory fee payable                                                                                484,533
   Administration fee payable                                                                           10,656
   Accrued expenses and other liabilities                                                              249,874
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                            263,912,174
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $398,227,957
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share;  unlimited number of shares authorized, 18,187,651
  shares issued and outstanding                                                                   $    181,877
Additional paid-in capital                                                                         269,551,043
Net unrealized appreciation on investments and swaps, net of deferred tax                          119,575,857
Accumulated net realized gain on investments, net of deferred tax                                   25,672,394
Accumulated net investment loss, net of deferred tax                                               (16,753,214)
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $398,227,957
==============================================================================================================
NET ASSET VALUE
   (based on 18,187,651 common shares outstanding)                                                $      21.90
==============================================================================================================


See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | l3

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME
   Distributions from unaffiliated master limited partnerships
      (net of return of capital distributions received of $19,118,065)          $  1,785,939
   Distributions from affiliated master limited partnerships
      (net of return of capital distributions received of $752,818)                        -
   Interest                                                                           59,002
--------------------------------------------------------------------------------------------------------------
   Total income                                                                                    $ 1,844,941
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    2,853,410
   Professional fees                                                                 107,922
   Administration fee                                                                 62,801
   Trustees' fees and expenses                                                        61,263
   Custodian fee                                                                      60,090
   Commercial paper issuance costs                                                    59,729
   Fund accounting                                                                    59,364
   Printing expense                                                                   52,144
   Insurance                                                                          13,249
   NYSE listing fee                                                                   10,626
   Miscellaneous                                                                      10,192
   Transfer agent fee                                                                  8,688
   Interest expense on borrowings                                                  3,635,881
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 6,995,359
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT LOSS BEFORE TAXES                                                              (5,150,418)
--------------------------------------------------------------------------------------------------------------
      Deferred tax benefit                                                                           2,689,343
      Current tax expense                                                                             (721,336)
--------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                           (3,182,411)
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) on unaffiliated investments before taxes                                10,935,376
   Net realized gain/(loss) on affiliated investments before taxes                                   1,355,586
   Net realized gain/(loss) on swaps                                                                   965,111
      Deferred tax expense                                                                          (5,065,229)
--------------------------------------------------------------------------------------------------------------
      Net realized gain on investments                                                               8,190,844
--------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation / (depreciation)
      on investments before taxes                                                                  (24,538,120)
   Net change in unrealized appreciation / (depreciation) on swaps before taxes                      2,078,516
      Deferred tax benefit                                                                           8,581,956
--------------------------------------------------------------------------------------------------------------
      Net unrealized depreciation on investments and swaps                                         (13,877,648)
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and swaps                                        (5,686,804)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(8,869,215)
--------------------------------------------------------------------------------------------------------------


See notes to financial statements.

14 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of CHANGES IN NET ASSETS |

                                                                                     FOR THE
                                                                            SIX MONTHS ENDED            FOR THE
                                                                                MAY 31, 2008         YEAR ENDED
                                                                                 (UNAUDITED)  NOVEMBER 30, 2007
===============================================================================================================
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss                                                          $ (3,182,411)       $(7,169,757)
   Net realized gain on investments                                                8,190,844          9,089,770
   Net change in unrealized appreciation / (depreciation) on investments         (13,877,648)        34,030,992
---------------------------------------------------------------------------------------------------------------
      Net increase / (decrease) in net assets resulting from operations           (8,869,215)        35,951,005
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Return of capital                                                             (13,141,134)       (24,701,113)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                       1,800,035            893,428
---------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                 1,800,035            893,428
---------------------------------------------------------------------------------------------------------------
      Total increase / (decrease) in net assets                                  (20,210,314)        12,143,320

Net Assets
   Beginning of period                                                           418,438,271        406,294,951
---------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment losses of
   $16,753,214 and $13,570,802, respectively, net of deferred tax)              $398,227,957       $418,438,271
==============================================================================================================


See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | l5

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of CASH FLOWS | FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                                            $ (8,869,215)
---------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Net change in unrealized appreciation on investments and swaps                                    22,459,604
   Net accretion of bond discount and amortization of bond premium before taxes                         (40,546)
   Net realized gain on investments before taxes                                                    (12,290,962)
   Purchases of long-term investments                                                               (39,066,044)
   Proceeds from sale of long-term investments                                                       51,990,920
   Net purchases of short-term investments                                                          (13,189,352)
   Increase in receivable for investments sold                                                       (2,664,587)
   Increase in interest receivable                                                                       (7,614)
   Decrease in other assets                                                                              40,396
   Decrease in deferred tax liability                                                                (6,230,170)
   Increase in current tax liability                                                                    255,436
   Decrease in interest due on borrowings                                                              (319,501)
   Decrease in advisory fee payable                                                                      (2,934)
   Increase in payable for investments purchased                                                        855,938
   Increase in administration fee payable                                                                    57
   Increase in accrued expenses and other liabilities                                                    42,781
   Return of capital distributions received from investee companies                                  19,870,883
   Adjustment to prior year estimated return of capital distributions received
    from investee companies                                                                          (1,073,426)
---------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                                                    $ 11,761,664
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Return of capital distributions                                                                  (11,341,099)
---------------------------------------------------------------------------------------------------------------
      Net Cash Used by Financing Activities                                                         (11,341,099)
---------------------------------------------------------------------------------------------------------------
   Net increase in cash                                                                                 420,565

CASH AT BEGINNING OF PERIOD                                                                             384,217
---------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                              $    804,782
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST         $  3,955,382
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: IN KIND STOCK DIVIDENDS RECEIVED DURING
 THE PERIOD                                                                                        $    870,011
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: TAXES PAID DURING THE PERIOD                     $    490,000
===============================================================================================================


See notes to financial statements.

16 | SemiAnnual Report | May 31, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund

Financial HIGHLIGHTS |

                                                            FOR THE                                             FOR THE PERIOD
                                                   SIX MONTHS ENDED            FOR THE            FOR THE   DECEMBER 28, 2004*
PER SHARE OPERATING PERFORMANCE                        MAY 31, 2008         YEAR ENDED         YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD           (UNAUDITED)  NOVEMBER 30, 2007  NOVEMBER 30, 2006    NOVEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  23.11         $    22.49          $   19.78            $   19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                                    (0.28)             (0.67)             (0.33)               (0.26)
   Net realized and unrealized gain/loss on investments       (0.21)              2.66               4.29                 1.92
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                        (0.49)              1.99               3.96                 1.66
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL       -                  -                  -                (0.04)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   Return of capital                                          (0.72)             (1.37)             (1.25)               (0.94)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  21.90          $   23.11          $   22.49            $   19.78
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                $  22.70          $   22.66          $   21.87            $   17.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (C)
   Net asset value                                            -2.07%              8.53%             20.70%                8.38%
   Market value                                                3.53%              9.70%             29.68%               -5.81%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $398,228          $ 418,438          $ 406,295            $ 357,441
Ratios to Average Net Assets applicable to Common Shares: (d)
   Total expenses, excluding interest expense and deferred
     tax expense/benefit                                       1.70%              1.62%              1.69%                1.48%
   Total expenses, including interest expense and deferred
     tax expense/benefit                                       0.77%              9.40%             16.89%                8.41%
   Interest expense                                            1.84%              2.13%              2.17%                1.02%
   Current and deferred tax expense/(benefit)                 (2.77)%             5.65%             13.03%                5.91%
   Net investment income/(loss), including interest expense
    and deferred  tax expense/benefit                          0.17%             (8.40)%           (14.66)%              (7.30)%
   Net investment income/(loss), excluding interest expense
    and deferred tax expense/benefit                          (0.76)%            (0.62)%             0.55%               (0.37)%
Ratios to Average Managed Assets: (d)(e)
   Total expenses, excluding interest expense and deferred
    tax expense/benefit                                        1.18%              1.18%              1.20%                1.19%
   Total expenses, including interest expense and deferred
    tax expense/benefit                                        0.53%              6.86%             12.03%                6.77%
   Interest expense                                            1.27%              1.56%              1.55%                0.82%
   Current and deferred tax expense/(benefit)                 (1.92)%             4.12%              9.28%                4.76%
   Net investment income/(loss), including interest expense
    and deferred tax expense/benefit                           0.12%             (6.13)%           (10.44)%              (5.88)%
   Net investment income/(loss), excluding interest expense
    and deferred tax expense/benefit                          (0.53)%            (0.45)%             0.39%               (0.30)%
Portfolio Turnover Rate                                           6%                11%                21%                  41%
Senior Indebtedness
   Total borrowings outstanding (in thousands)             $175,000          $ 175,000          $ 150,000            $ 150,000
   Asset coverage per $1,000 of indebtedness(f)            $  3,276          $   3,391          $   3,709            $   3,383


*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Managed assets are equal to net assets plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | l7

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to FINANCIAL STATEMENTS | MAY 31, 2008 (UNAUDITED)


Note 1 - ORGANIZATION:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.


Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, including restricted securities, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. These procedures consider factors such as discounts to publicly traded securities and/or securities with similar yields, quality, type of issue and duration. Interest rate swaps are valued at closing prices for such contracts established by the dealer. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of May 31, 2008 were as follows:

DESCRIPTION      SECURITIES      DERIVATIVES               TOTAL
----------------------------------------------------------------
(value in $000s)
Level 1           $ 602,491         $      -           $ 602,491
Level 2              33,154            2,079              35,233
Level 3              20,655                -              20,655
----------------------------------------------------------------
Total              $ 656,300        $  2,079           $ 658,379
----------------------------------------------------------------

LEVEL 3 HOLDINGS                  SECURITIES            DERIVATIVES              TOTAL
--------------------------------------------------------------------------------------
(value in $000s)
Beginning Balance at 11/30/07       $ 20,418              $       -           $ 20,418
Total Realized Gain/Loss                   -                      -                  -
Change in Unrealized Gain/Loss            83                      -                 83
Net Purchases and Sales                  154                      -                154
Net Transfers In/Out                       -                      -                  -
--------------------------------------------------------------------------------------
Ending Balance at 5/31/08           $ 20,655              $       -           $ 20,655
======================================================================================


(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the six months ended May 31, 2008, the Fund estimated approximately 8% of its distributions from MLPs as investment income and approximately 92% as return of capital, which is reflected in the Statement of Operations.

Subsequent to November 30, 2007, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $1.1 million ($0.6 million net of deferred tax benefit) and a corresponding decrease in unrealized appreciation of investments of approximately $1.1 million ($0.6 million net of deferred tax expense). The reclassification is reflected in the period ended May 31, 2008.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the



l8 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(d) DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT
         AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
================================================================
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
----------------------------------------------------------------

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.


Note 4 - FEDERAL INCOME TAXES:

The Fund will be treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2008 is as follows:

     COST OF                                         NET TAX         NET TAX
 INVESTMENTS    GROSS TAX       GROSS TAX         UNREALIZED      UNREALIZED
     FOR TAX   UNREALIZED      UNREALIZED       APPRECIATION    APPRECIATION
    PURPOSES APPRECIATION    DEPRECIATION     ON INVESTMENTS  ON DERIVATIVES
============================================================================
$413,830,954 $257,759,297   $(15,290,318)       $242,468,979      $2,078,516

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund's income tax provision consists of the following:

Current taxes                                                       $    721,336
Deferred federal income taxes benefit                                (5,275,885)
Deferred state income taxes benefit                                    (930,185)
--------------------------------------------------------------------------------
Total current and deferred tax expense (benefit)                    $(5,484,734)
--------------------------------------------------------------------------------

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

                                                                            RATE
================================================================================
Application of statutory income tax rate benefit         $ 5,090,382      35.00%
State income tax benefit                                     830,052       5.71%
Foreign income tax expense                                  (435,700)    (3.00)%
--------------------------------------------------------------------------------
Total tax benefit                                        $ 5,484,734      37.71%
--------------------------------------------------------------------------------

                                           SemiAnnual Report | May 31, 2008 | l9

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Components of the Fund's deferred tax liability as of May 31, 2008 are as follows:

DEFERRED TAX ASSETS:
Net operating loss carryforward                            $        14,395,182
Valuation allowance                                                 (2,731,979)
------------------------------------------------------------------------------
Deferred tax asset                                                  11,663,203
------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
Unrealized gain on investments                              $       97,552,978
------------------------------------------------------------------------------
Gross deferred tax liability                                        97,552,978
------------------------------------------------------------------------------
Net deferred tax liability                                  $       85,889,775
------------------------------------------------------------------------------

At May 31, 2008, November 30, 2007 and November 30, 2006, the Fund recorded a valuation allowance against its deferred tax assets in the amount of $391,215, $1,665,241 and $675,523, respectively. This allowance occurred because it is unlikely that the Fund will be able to use net operating losses sourced to states (other than Illinois) because it is not projected that the Fund will have future taxable income sourced to these states.

At November 30, 2007 and 2006, the Fund had a net operating loss for federal income tax purposes of $10,333,986 and $16,422,389, respectively. This net operating loss may be carried forward for 20 years, and would expire November 30, 2027 and 2026, respectively.

On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of May 31, 2008.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


Note 5 - AFFILIATED COMPANIES:
During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                             RETURN
                                                         OF CAPITAL       MARKET
                                          DIVIDEND    DISTRIBUTIONS        VALUE
NAME                          SHARES        INCOME         RECEIVED      5/31/08          COST
==============================================================================================
Holly Energy Partners, L.P.  457,600             -         $752,818  $20,752,160   $14,660,795


Affiliate transactions during the six months ended May 31, 2008 were:

                                                                                                  RETURN
                                                                                 REALIZED     OF CAPITAL
                              SHARES         GROSS        GROSS     SHARES          GAIN/  DISTRIBUTIONS
NAME                        11/30/07     ADDITIONS   REDUCTIONS    5/31/08         (LOSS)       RECEIVED
========================================================================================================
Holly Energy Partners L.P.   624,150             -     (166,550)   457,600     $1,355,586        $84,722


Note 6 - INVESTMENTS IN SECURITIES:

For the six months ended May 31, 2008, purchases and sales of investments, excluding short-term securities, were $39,066,044 and $51,990,920, respectively.

The Fund entered into interest rate swap agreements during the six months ended May 31, 2008. As of May 31, 2008, the Fund had swaps with a total notional value of $120,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2008 were as follows:

                              NOTIONAL                                              UNREALIZED
                 TERMINATION    AMOUNT     FIXED                                 APPRECIATION/
COUNTERPARTY            DATE     (000)      RATE           FLOATING RATE        (DEPRECIATION)
==============================================================================================
Merrill Lynch     01/30/2011   $30,000     3.05%           1-Month LIBOR            $  140,040
Merrill Lynch     01/30/2013   $30,000     3.49%           1-Month LIBOR               449,088
Morgan Stanley    02/07/2011   $30,000     2.92%           1-Month LIBOR               332,762
Morgan Stanley    03/19/2013   $30,000     3.13%           1-Month LIBOR             1,156,626
----------------------------------------------------------------------------------------------
                                                                                    $2,078,516
----------------------------------------------------------------------------------------------


For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.


Note 7 - BORROWINGS:

On July 15, 2005, the Fund entered into a commercial paper conduit funding agreement with a line of credit of $150,000,000. The Fund incurred an issuance cost of $500,000 associated with the $150,000,000 commercial paper conduit. This cost is being amortized to expense over a period of five years. A $25,000,000 addition to the line of credit was secured by the Fund and issued on May 24, 2007. Interest on the amount borrowed is based on the prevailing commercial paper rate plus 0.35%. An unused commitment fee of 0.15% is charged on the difference between the credit line of $175,000,000 and the amount borrowed. The commercial paper rate is reset periodically. At May 31, 2008 there was $175,000,000 outstanding in connection with the Fund's commercial paper conduit. The average daily amount of borrowings during the six months ended May 31, 2008 was $175,000,000 with a related weighted average interest rate of 4.16%, inclusive of the 0.35% program fee. The maximum amount outstanding during the six months ended May 31, 2008, was $175,000,000.


Note 8 - CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,187,651 issued and outstanding.

Transactions in common shares were as follows:

                                                SIX MONTHS ENDED          YEAR ENDED
                                                    MAY 31, 2008   NOVEMBER 30, 2007
====================================================================================
Beginning shares                                      18,105,218          18,067,021
Shares issued through dividend reinvestment               82,433              38,197
------------------------------------------------------------------------------------
Ending shares                                         18,187,651          18,105,218
------------------------------------------------------------------------------------


Note 9 - CONCENTRATION OF RISK:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.


20 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.


Note 10 - RESTRICTED SECURITIES:
The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of May 31, 2008, the Fund held the following restricted securities:

                                                                                  FAIR   VALUE PER SHARE AT
                                      DATE OF                    CURRENT        MARKET     ACQUISITION DATE             5/31/08
SECURITY                          ACQUISITION      SHARES           COST         VALUE    (UNRESTRICTED)***               PRICE
===============================================================================================================================
Abraxas Energy Partners, L.P.         5/25/07     525,211     $8,066,191   $ 8,750,015          $     16.66      $        16.66

Abraxas Petroleum Corp.*              5/25/07     114,230              -   $   295,033                    -      $         2.58

BreitBurn Energy Partners L.P.       11/01/07     778,888    $20,640,532   $16,606,054          $     27.00      $        21.32

Clearwater GP Holding Co.             2/29/08         123    $   187,828   $   154,000          $  1,252.03      $     1,252.03

Clearwater Natural Resources L.P.**   8/01/05          43              -             -                    -                   -

Clearwater Natural Resources L.P.     8/01/05      892,857   $17,857,143   $ 8,928,570                    -      $        10.00

Clearwater Natural Resources L.P.    10/02/06      252,764   $ 5,055,280   $ 2,527,640                    -      $        10.00

Copano Energy, L.L.C.,
Unregistered Series D Units           3/14/08      190,000   $ 4,987,500   $ 5,669,794          $      34.05     $        29.84

 Crosstex Energy, L.P., Senior
Subordinated Series D Units           3/23/07      387,534   $10,050,005   $10,877,746          $      34.65     $        28.07
                                                             -------------------------

Total                                                        $66,844,479   $53,808,852
                                                             =========================


*    Warrants.

**   Incentive Distribution Rights.

*** Valuation of unrestricted common stock on the acquisition date of the restricted securities.

Note 11 - ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


Note 12 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 13 - SUBSEQUENT EVENT:
Subsequent to May 31, 2008, the Fund declared a quarterly dividend of $0.37 per share. This dividend is payable on July 31, 2008 to shareholders of record on July 15, 2008.

Subsequent to May 31, 2008, management received notice from the Fund's line of credit provider of their intent to not renew the Fund's line of credit. Management is evaluating alternative sources of leverage to replace the existing facility. It is anticipated, however, that the Fund's cost of leverage under any new facility will increase.



                                           SemiAnnual Report | May 31, 2008 | 2l

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2009, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


TRUSTEES
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING         NUMBER OF FUNDS IN
OF BIRTH AND POSITION(S)       AND LENGTH OF      THE PAST FIVE YEARS AND              THE FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED        OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes              Since 2004         Investor (2001-present).             41                       None.
Year of birth: 1951                               Formerly, Senior Vice
Trustee                                           President & Treasurer,
                                                  (1993-1997), President, Pizza
                                                  Hut International (1991-1993)
                                                  and Senior Vice President,
                                                  Strategic Planning and New
                                                  Business Development
                                                  (1987-1990) of PepsiCo, Inc.
                                                  (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Howard H. Kaplan               Since 2004         Partner of Stinson Morrison          2                        None.
Year of birth: 1969                               Hecker LLP, a law firm
Trustee                                           providing legal advice in
                                                  business law and litigation.

------------------------------------------------------------------------------------------------------------------------------------
Robert B. Karn III             Since 2004         Consultant (1998-present).           2                        Director of Peabody
Year of birth: 1942                               Previously, Managing                                          Energy Company, GP,
Trustee                                           Partner, Financial and                                        Natural Resource
                                                  Economic Consulting, St.                                      Partners LLC and
                                                  Louis Office of Arthur                                        Kennedy Capital
                                                  Andersen, LLP.                                                Management,  Inc.

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2004         Partner of Nyberg &                  44                       None.
Year of birth: 1953                               Cassioppi, LLC, a law firm
Trustee                                           specializing in corporate
                                                  law, estate planning and
                                                  business transactions
                                                  (2000-present). Formerly,
                                                  Executive Vice President,
                                                  General Counsel and
                                                  Corporate Secretary of Van
                                                  Kampen Investments
                                                  (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
John M. Roeder                 Since 2005         Financial consultant                 2                        Director, LMI
Year of birth: 1943                               (1999-present). Formerly,                                     Aerospace.
Trustee                                           Director in Residence at The
                                                  Institute for Excellence in
                                                  Corporate Governance of the
                                                  University of Texas at
                                                  Dallas School of Management.
                                                  Office Managing Partner,
                                                  Arthur Andersen, LLP.

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2004         Retired.                             41                       None.
Year of birth: 1958                               Formerly, Vice President,
Trustee                                           Manager and Portfolio
                                                  Manager of Nuveen Asset
                                                  Management (1998-1999), Vice
                                                  President of Nuveen
                                                  Investment Advisory Corp.
                                                  (1992-1999), Vice President
                                                  and Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1991-1999), and Assistant
                                                  Vice President and Portfolio
                                                  Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1988-1999), each of John
                                                  Nuveen & Co., Inc.
                                                  (1982-1999).

INTERESTED TRUSTEES:
====================================================================================================================================
Nicholas Dalmaso+              Since 2004         Attorney. Formerly, Senior           44                       None.
Year of birth: 1965                               Managing Director and Chief
Trustee                                           Administrative Officer
                                                  (2007-2008) and General
                                                  Counsel of Claymore Advisors,
                                                  LLC and Claymore
                                                  Securities, Inc. Formerly,
                                                  Assistant General
                                                  Counsel, John Nuveen and
                                                  Company Inc. (1999-2000).
                                                  Former Vice President and
                                                  Associate General Counsel of
                                                  Van Kampen Investments, Inc.
                                                  (1992-1999).

------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher, Jr.++     Since 2004         Executive Managing Director          2                        Member of the
8112 Maryland Avenue                              and Chief Operating Officer                                   Board of Directors
Suite 400                                         of Fiduciary Asset                                            for the Rossman
St. Louis, MO 63105                               Management, LLC                                               School
Year of Birth: 1956                               (1994-present). Member of
Trustee                                           the St. Louis Chapter of the
                                                  National Association for
                                                  Business Economics.


* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders. -Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     -Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of and his equity ownership in Claymore Advisors, LLC, the Fund's Investment Adviser, and certain of its affiliates.

++ Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

22 | SemiAnnual Report | May 31, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND                TERM OF OFFICE** AND                PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT                 LENGTH OF TIME SERVED               AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell                                Effective May 29, 2008              Senior Managing Director and Chief Investment
Year of birth: 1955                                                                  Officer of Claymore Advisors, LLC and Claymore
Chief Executive Officer                                                              Securities, Inc. (2008-present). Formerly,
                                                                                     Managing Director of Research, Nuveen Asset
                                                                                     Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                                Effective May 29, 2008              Senior Managing Director and General Counsel of
Year of birth: 1959                                                                  Claymore Advisors, LLC, Claymore Securities,
Chief Legal Officer                                                                  Inc. and Claymore Group, Inc. (2007-present).
                                                                                     Formerly, Associate General Counsel and
                                                                                     Assistant Corporate Secretary of NYSE Euronext,
                                                                                     Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                                   Since 2004                          Senior Managing Director of Claymore Advisors,
Year of birth: 1964                                                                  LLC and Claymore Securities, Inc.
Chief Financial Officer, Chief                                                       (2005-present). Previously, Chief Financial
Accounting Officer and Treasurer                                                     Officer of Claymore Group Inc. (2005-2006).
                                                                                     Managing Director of Claymore Advisors, LLC and
                                                                                     Claymore Securities, Inc. (2003-2005).
                                                                                     Treasurer of Henderson Global Funds and
                                                                                     Operations Manager for Henderson Global
                                                                                     Investors (North America) Inc., (2002-2003);
                                                                                     Managing Director, FrontPoint Partners LLC
                                                                                     (2001-2002); Vice President, Nuveen Investments
                                                                                     (1999-2001); Chief Financial Officer, Skyline
                                                                                     Asset Management LP, (1999); Vice President,
                                                                                     Van Kampen Investments and Assistant Treasurer,
                                                                                     Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                                      Since 2006                          Vice President - Fund Compliance Officer of
Year of birth: 1957                                                                  Claymore Advisors, LLC (Feb. 2006-present).
Chief Compliance Officer                                                             Previously, Chief Compliance Officer/Assistant
                                                                                     Secretary of Harris Investment Management,
                                                                                     Inc. (2003-2006). Director-Compliance of
                                                                                     Harrisdirect LLC (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                                Since 2007                          Assistant Vice President, Assistant General
Year of Birth: 1978                                                                  Counsel of Claymore Group, Inc. (2007 to
Secretary                                                                            present). Secretary of certain funds in the
                                                                                     Fund Complex. Previously, Law Clerk for the
                                                                                     Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
James Cunnane, Jr.                               Since 2007                          Managing Director, Senior Portfolio Manager
Year of Birth: 1970                                                                  (1996-present) of Fiduciary Asset Management,
Vice President                                                                       LLC.
------------------------------------------------------------------------------------------------------------------------------------
Mohammed Riad                                    Since 2007                          Managing Director, Senior Portfolio Manager
Year of Birth: 1969                                                                  (1999-present) of Fiduciary Asset Management,
Vice President                                                                       LLC.
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                             Since 2006                          Vice President, Assistant General Counsel of
Year of birth: 1971                                                                  Claymore Group, Inc. (2006 to present).
Assistant Secretary                                                                  Secretary of certain funds in the Fund Complex.
                                                                                     Previously, Chief Compliance Officer and Clerk,
                                                                                     The Preferred Group of Mutual Funds
                                                                                     (2005-2006). Chief Compliance Officer and
                                                                                     Secretary, Caterpillar Investment Management
                                                                                     Ltd. (2005-2006); Securities Counsel,
                                                                                     Caterpillar Inc. (2004-2006); Associate,
                                                                                     Skadden, Arps, Slate, Meagher & Flom LLP
                                                                                     (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
James Howley                                     Since 2004                          Vice President, Fund Administration of Claymore
Year of birth: 1972                                                                  Group, Inc. (2004-present). Previously,
Assistant Treasurer                                                                  Manager, Mutual Fund Administration of Van
                                                                                     Kampen Investments.
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                                Since 2006                          Vice President, Assistant General Counsel of
Year of birth: 1978                                                                  Claymore Advisors, LLC. (2005 to present).
Assistant Secretary                                                                  Secretary of certain funds in the Fund Complex.
                                                                                     Previously, Associate, Vedder, Price, Kaufman &
                                                                                     Kammholz, P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------


*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                           SemiAnnual Report | May 31, 2008 | 23

FMO |  Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.



24 | SemiAnnual Report | May 31, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.**

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of and his equity ownership in Claymore Advisors, LLC, the Fund's Investment Adviser, and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended

OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

James Cunnane, Jr.
Vice President

Mohammed Riad
Vice President

James Howley
Assistant Treasurer

Matthew J. Patterson
Assistant Secretary

Melissa J. Nguyen
Assistant Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Fiduciary Asset Management, LLC
St. Louis, Missouri

ACCOUNTING AGENT,
CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In September 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                           SemiAnnual Report | May 31, 2008 | 25

FMO |  Fiduciary/Claymore MLP Opportunity Fund

About the FUND MANAGER |


FIDUCIARY ASSET MANAGEMENT, LLC
Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.


INVESTMENT PHILOSOPHY
Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.


INVESTMENT PROCESS
The manager seeks to achieve the Fund's investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary's top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

26 | SemiAnnual Report | May 31, 2008

                     (This page is intentionally left blank)

FIDUCIARY ASSET MANAGEMENT, LLC
8112 Maryland Ave.
Suite 400
St. Louis, MO 63105

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC  (07/08)

FMO
LISTED
NYSE


FMO-SAR-0508

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

          (a)  Not applicable for a semi-annual reporting period.

          (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By: /s/  J. Thomas Futrell
    ------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 4, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  J. Thomas Futrell
    ------------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date: August 4, 2008



By: /s/  Steven M. Hill
    ------------------------------------------------
Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 4, 2008